UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2013

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 Telephone Road, Suite 100 Ventura, California, 93003
(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously disclosed in filings with the Securities and Exchange Commission, on April 30, 2010, Clean Diesel Technologies, Inc. (the “Company”) received a complaint from the Hartford, Connecticut office of the U.S. Department of Labor (“U.S. DOL”) under Section 806 of the Corporate and Criminal Fraud Accountability Act of 2002, Title VIII of the Sarbanes-Oxley Act of 2002,18 U.S.C. §1514A (“SOX”), alleging that a former employee had been subject to discriminatory employment practices. The complaint, filed by the Company’s former Chief Financial Officer who was terminated in April 2010, alleged that she was fired in retaliation for engaging in SOX protected activity.

On September 27, 2013, the Company received notification from the U.S. DOL Occupational Safety and Health Administration (“OSHA”) that it had completed its preliminary investigation of the complaint filed against the Company, the Board of Directors of the Company, Michael Asmussen and Charles Grinnell (collectively the “Respondents”). In its preliminary findings, OSHA has ordered the Respondents to pay over $1.9 million to the Company’s former Chief Financial Officer and has directed the Company to take certain other actions.

The OSHA investigator’s findings are preliminary and not final, and the Company intends to file objections seeking further review of the matter before an administrative law judge. There has been no formal adjudication of the matter and no formal discovery to date. The Company believes the allegations in the complaint are without merit and intends to vigorously defend against the matter through the administrative law process and legal proceedings as necessary.

Forward-Looking Statements Safe Harbor

Certain information contained in this Form 8-K constitutes forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact should be considered forward-looking statements, and include in this document the Company's plans to file objections to OSHA's findings, seek further review of the matter before an administrative law judge, and vigorously defend the claims relating to this matter. Forward-looking statements involve known or unknown risks, including that the Company could be unsuccessful in its defense of this matter or determine to settle it, which could include the payment of substantial compensation or penalties that could materially and adversely affect the Company's financial condition, business and prospects. In addition, reference is made to the risks detailed in the Company's filings with the U.S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  The Company assumes no obligation to update the forward-looking information contained in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

October 3, 2013	By:	/s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer